Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

Dividend Value Fund

Mid Cap Value Fund

(each a “Fund,” and together the “Funds”)

Supplement dated September 10, 2026, to the Funds’ Prospectus dated October 1, 2025, as supplemented and amended to date

At a meeting held on August 5, 2026 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I (the “Company”) approved amendments to the Investment Sub-Advisory Agreements between The Variable Annuity Life Insurance Company (“VALIC”) and (i) each of BlackRock Investment Management, LLC (“BlackRock”) and ClearBridge Investments, LLC (“ClearBridge”), with respect to the Dividend Value Fund; and (ii) each of Boston Partners Global Investors, Inc. (“Boston Partners”) and Wellington Management Company LLP (“Wellington”), with respect to the Mid Cap Value Fund. The amendments reduced the subadvisory fees payable by VALIC to BlackRock, ClearBridge, Boston Partners and Wellington with respect to each Fund.

At the Meeting, the Board also approved the Fourth Amended and Restated Master Advisory Fee Waiver Agreement between VALIC and the Company, on behalf of each Fund, for a one-year period ending September 30, 2027, pursuant to which VALIC has agreed to waive a portion of the advisory fees payable by each Fund, such that the annual advisory fee rates payable during that period are as follows:

(i) with respect to the Dividend Value Fund, 0.59% on the first $250 million, 0.56% on the next $250 million, 0.51% on the next $500 million and 0.46% on assets over $1.0 billion; and (ii) with respect to the Mid Cap Value Fund, 0.730% on the first $100 million, 0.705% on the next $150 million, 0.680% on the next $250 million, 0.655% on the next $250 million and 0.630% on assets over $750 million.

These changes are expected to become effective on or about September 29, 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.